UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

DreamWorks Animation SKG, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32337	68-0589190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Flower Street

Glendale, California, 91201

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Cash and Equity Compensation Awards to Jeffrey Katzenberg, Lewis Coleman, William Damaschke, John Batter and Anne Globe

Effective October 29, 2010, the Company’s Compensation Committee granted annual cash and equity compensation awards to certain of the Company’s executive officers and other employees, including Jeffrey Katzenberg, Lewis Coleman, William Damaschke, John Batter and Anne Globe. The aggregate target grant date value of the awards to Messrs. Katzenberg, Coleman, Damaschke and Batter and Ms. Globe is as follows: $8,000,000 for Mr. Katzenberg, $3,250,000 for Mr. Coleman, $2,500,000 for Mr. Damaschke, $1,800,000 for Mr. Batter and $2,000,000 for Ms. Globe. Except as noted below, the awards consist of a combination of stock appreciation rights with respect to shares of the Company’s Class A Common Stock (“SARs”), restricted stock units with respect to shares of the Company’s Class A Common Stock (“RSUs”) and long-term cash incentive awards, with 33.3% of the value of each award attributable to SARs, 20% attributable to time-vested RSUs, 20% attributable to performance-vested RSUs, 13.3% attributable to time-vested cash incentive awards and 13.3% attributable to performance-vested cash incentive awards. Mr. Katzenberg did not receive any time-vested RSUs or time-vested cash incentive awards and, as a result, the value of the awards made to Mr. Katzenberg is comprised of 50% SARs, 30% performance-vested RSUs and 20% performance-vested cash incentive awards. In addition, instead of time-vested RSUs, Mr. Coleman received time-vested restricted shares of the Company’s Class A Common Stock.

The performance-vested RSUs are governed by a form Restricted Stock Unit Award Agreement (Performance Vested and Double Trigger), the time-vested RSUs are governed by a form Restricted Stock Unit Award Agreement (Time Vested and Double Trigger), the restricted shares are governed by a Restricted Share Award Agreement between the Company and Mr. Coleman, the performance-vested long-term cash incentive awards are governed by a form Cash Incentive Award Agreement (Performance Vested and Double Trigger), the time-vested long-term cash incentive awards to all recipients except Mr. Coleman are governed by a form Cash Incentive Award Agreement (Time Vested and Double Trigger) and the time-vested long-term cash incentive award to Mr. Coleman is governed by a Cash Incentive Award Agreement between the Company and Mr. Coleman, each of which is attached hereto. The SARs are governed by a form Stock Appreciation Right Award Agreement, which was previously filed by the Company with the Securities and Exchange Commission (“SEC”).

The principal terms of the awards are as follows:

•

Provided that the officer remains continuously employed until the relevant vesting date and except as set forth below with respect to any time-vested cash incentive award granted to Mr. Coleman, time-vested RSUs, restricted shares, SARs and cash incentive awards will vest one-quarter per year on each of the anniversaries of the date of grant. Except as set forth below, upon termination of the officer’s employment for any reason, the officer will immediately forfeit all unvested awards.

•

Provided that the officer (other than Mr. Coleman) remains continuously employed until January 1, 2014, performance-vested RSUs and cash incentive awards will vest on such date based upon achievement of performance goals relating to the Company’s return on equity during 2011, 2012 and 2013, with the ability to earn between 0% and 200% of the target award. Performance-vested awards granted to Mr. Coleman continue to be subject to the achievement of performance goals, as described in the preceding sentence, through the end of the three-year performance period, but Mr. Coleman need only remain continuously employed until December 31, 2011 in order for such awards to vest. Except as set forth below, upon termination of the officer’s employment for any reason, the officer will immediately forfeit all unvested awards.

•

Upon a “change of control” of the Company (as defined in the officer’s employment agreement), except with respect to any time-vested cash incentive award granted to Mr. Coleman and as otherwise set forth in an officer’s employment agreement, the awards will remain unvested and continue to vest following the change of control, provided that if the acquiror refuses to assume and continue the awards in a manner that preserves their material terms, the awards will vest immediately upon the change of control. Performance-vested awards will vest at the level of performance specified in each officer’s individual employment agreement.

•

Except as otherwise set forth in an officer’s employment agreement, in the event that an officer’s employment is terminated without “cause” (as defined in the officer’s employment agreement) or for “good reason” (as defined in the officer’s employment agreement) during the one-year period following a change of control, all unvested portions of the officer’s award will immediately vest in full. Performance-vested awards will vest at the level of performance specified in each officer’s individual employment agreement.

•

In accordance with each officer’s employment agreement with the Company, the awards, other than performance-vested awards granted to Mr. Katzenberg, will also immediately vest in full in the event that, during the term of the officer’s employment agreement, the officer’s employment is terminated without cause or for good reason. In accordance with the terms of his employment agreement, performance-vested awards granted to Mr. Katzenberg will remain subject to achievement of performance goals following termination of Mr. Katzenberg’s employment without cause or for good reason.

•

Certain portions of the time-vested cash incentive award made to Mr. Coleman constitute deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and, as a result, are subject to slightly different provisions than the other awards. In accordance with Mr. Coleman’s employment agreement and the terms of his time-vested cash incentive award, any unpaid portion of such award will vest in full and become nonforfeitable on December 31, 2011, provided that Mr. Coleman remains continuously employed until such date, but will not be paid out until the earliest date provided for in the award agreement. In addition, upon a change of control prior to January 1, 2013,

Mr. Coleman’s time-vested cash incentive award generally will vest immediately and be paid out no later than ten days following the change of control, provided that in the case of the portion of Mr. Coleman’s award that constitutes deferred compensation, such change of control must satisfy the definition of such term under Section 409A of the Code. Upon a change of control at any time that does not satisfy the definition of such term under Section 409A of the Code and upon any change of control on or after January 1, 2013, the portion of Mr. Coleman’s time-vested cash incentive award that constitutes deferred compensation under Section 409A of the Code will be paid out on the earlier of the original payment date and the date on which Mr. Coleman’s employment terminates for any reason.

The foregoing description of the annual awards to Messrs. Katzenberg, Coleman, Damaschke and Batter and Ms. Globe is qualified in its entirety by reference to the Restricted Stock Unit Award Agreement (Performance Vested and Double Trigger) attached hereto as Exhibit 99.1, the Restricted Stock Unit Award Agreement (Time Vested and Double Trigger) attached hereto as Exhibit 99.2, the Restricted Share Award Agreement with Mr. Coleman attached hereto as Exhibit 99.3, the Cash Incentive Award Agreement (Performance Vested and Double Trigger) attached hereto as Exhibit 99.4, the Cash Incentive Award Agreement (Time Vested and Double Trigger) attached hereto as Exhibit 99.5 and the Cash Incentive Award Agreement with Lew Coleman attached hereto as Exhibit 99.6, each of which is incorporated herein by reference, and the Stock Appreciation Right Award Agreement, which was previously filed by the Company with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Form of Restricted Stock Unit Award Agreement (Performance Vested and Double Trigger).

99.2	Form of Restricted Stock Unit Award Agreement (Time Vested and Double Trigger).

99.3	Restricted Share Award Agreement, dated October 29, 2010, between DreamWorks Animation SKG, Inc. and Lewis Coleman.

99.4	Form of Cash Incentive Award Agreement (Performance Vested and Double Trigger).

99.5	Form of Cash Incentive Award Agreement (Time Vested and Double Trigger).

99.6	Time-Vested Cash Incentive Award Agreement, dated October 29, 2010, between DreamWorks Animation SKG, Inc. and Lewis Coleman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAMWORKS ANIMATION SKG, INC.

Dated: November 4, 2010	By:	/s/ ANDREW CHANG
	Name:	Andrew Chang
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restricted Stock Unit Award Agreement (Performance Vested and Double Trigger).

99.2	Form of Restricted Stock Unit Award Agreement (Time Vested and Double Trigger).

99.3	Restricted Share Award Agreement, dated October 29, 2010, between DreamWorks Animation SKG, Inc. and Lew Coleman.

99.4	Form of Cash Incentive Award Agreement (Performance Vested and Double Trigger).

99.5	Form of Cash Incentive Award Agreement (Time Vested and Double Trigger).

99.6	Time-Vested Cash Incentive Award Agreement, dated October 29, 2010, between DreamWorks Animation SKG, Inc. and Lew Coleman.